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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                      May 2, 2002
                                               ---------------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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


              Delaware                                  0-10786                                13-3032158
-------------------------------------    ---------------------------------------    ---------------------------------
  (State or other jurisdiction of               (Commission File Number)              (IRS Employer Identification
           incorporation)                                                                         No.)


             702 Spirit 40 Park Drive, Chesterfield, Missouri                                    63005
----------------------------------------------------------------------------        ---------------------------------
                 (Address of principal executive offices)                                      (Zip Code)


Registrant's telephone number,
including area code                                       (636) 530-8000
                                                   -----------------------------

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Item 5.  Other Events and Regulation FD Disclosure.

         On May 2, 2002, the registrant issued a press release announcing that it completed the acquisition of the business and certain assets and liabilities of Elmore Pipe Jacking, Inc. The press release is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         See the Index to Exhibits attached hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         INSITUFORM TECHNOLOGIES, INC.


                         By:      /s/ Joseph A. White
                            --------------------------------------------------
                            Joseph A. White
                            Vice President and Chief Financial Officer

Date:    May 2, 2002


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                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit         Description

      1               Not applicable.
      2               Not applicable.
      4               Not applicable.
      16              Not applicable.
      17              Not applicable.
      20              Not applicable.
      23              Not applicable.
      24              Not applicable.
      99.1            Press release of Insituform Technologies, Inc., dated May
                      2, 2002, announcing that Insituform Technologies, Inc.
                      completed the acquisition of the business and certain assets and liabilities of Elmore Pipe Jacking, Inc.